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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) February 4, 2004

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                            Switchboard Incorporated
             (Exact name of registrant as specified in its charter)

          Delaware                     0-28871                 04-3321134
(State or other jurisdiction       (Commission File           (IRS Employer
    of incorporation)                  Number)             Identification No.)

  120 Flanders Road, Westborough, MA                                01581
   (Address of principal executive                                (Zip Code)
             offices)


        Registrant's telephone number, including area code (508)898-8000

                                 Not applicable.
          (Former name or former address if changed since last report)

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Item 12. Results of Operations and Financial Condition.

     On February 4, 2004, Switchboard Incorporated announced its financial results for the quarter and year ended December 31, 2003. The full text of the press release issued in connection with the announcement is furnished as Exhibit
99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Switchboard Incorporated


                            By:/s/Robert P. Orlando
                               --------------------
                               Robert P. Orlando
                               Vice President and Chief Financial
                               Officer

Date:  February 4, 2004

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                                  EXHIBIT INDEX

Exhibit No  Description
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   99.1     Press Release dated February 4, 2004